SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 of 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 28, 2004



                          ART INTERNATIONAL CORPORATION
                        --------------------------------
       (Exact name of registrant as specified in its charter, as amended)




    Ontario, Canada                000-16008                   98-0082514
------------------------    ------------------------    ------------------------
(State of incorporation)    (Commission File Number)    (IRS Employer ID number)



     5 - 7100 Warden Avenue
         Markham, Ontario                                       L3R 5M7
----------------------------------------                ------------------------
(Address of principal executive offices)                       (Zip Code)


                                 (800) 278-4723
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.   Other Events and Regulation FD Disclosure.

         ART International Corporation today through its wholly-owned subsidiary Diamant Film Inc. did finalize an agreement and obtained the exclusive rights in the UNITED STATES OF AMERICA effective June 28, 2004, to, market and distribute a new non-PVC based plastic used in food stretch film industry from Diamant Plastic Corp for five years, renewable for a further five years at ART's option, effectively 10 years total.

         On June 28, 2004, the Company issued a press release which confirms a final agreement and defines and compares PVC vs Diamant Food stretch film . A copy of the Press Release is attached hereto as Exhibit 99.1


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibit.

         The following exhibit are included herein:


         99.1     Press Release dated June 28, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   ART INTERNATIONAL CORPORATION




Date: June 28, 2004                             BY  /s/ Michel van Herreweghe
                                                   -----------------------------
                                                   Michel van Herreweghe,
                                                   Chairman